Credit Suisse 16th Annual Energy Summit
Vail, Colorado Feb. 5-7, 2013

BPZ Energy

Developing Energy - Providing Opportunities

NYSE & BVL: BPZ
www.bpzenergy.com





A New Platform for Growth

Forward Looking Statements

BPZ Energy
Developing Energy - Providing Opportunities

This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.These forward looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward looking statements. Such uncertainties include the success of our project financing efforts, accuracy of well test results, well refurbishment efforts, successful production of indicated reserves, satisfaction of well test period requirements, successful installation of required permanent processing facilities, receipt of all required permits, results of seismic date acquisition efforts, and the successful management of our capital expenditures, the successful completion of a new drilling platform for the Corvina Field, and other normal business risks. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

The U.S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only "reserves" that a company anticipates to be economically producible by application of development projects to known accumulations, and there exists or is a reasonable expectation there will exist, the legal right to produce, or a revenue interest in, the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project. We are prohibited from disclosing estimates of oil and gas resources that do not constitute such "reserves" in our SEC filings. We may use certain terms in this presentation such as "contingent" and "prospective" resources which imply the existence of quantities of resources which the SEC guidelines strictly prohibit U.S. publicly registered companies from including in reported reserves in their filings with the SEC. With respect to possible and probable reserves, we are required to disclose the relative uncertainty of such classifications of reserves when they are included in our SEC filings. The definitions of Contingent and Prospective Resources have been excerpted from the Petroleum Resources Management System approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007. Proved, Probable and Possible Reserves are denoted by P1, P2 and P3, respectively. Prospective resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. Prospective resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity. Contingent resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations, but the applied project(s) are not yet considered mature enough for commercial development due to one or more contingencies. Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub classified based on project maturity and/or characterized by their economic status. The volume and parameters associated with low, best and high estimates scenarios of contingent resources are referred to as 1C, 2C and 3C, respectively.

The Company is aware that certain information concerning its operations and production is available from time to time from Perupetro, an instrumentality of the Peruvian government, and the Ministry of Energy and Mines ("MEM"), a ministry of the government of Peru. This information is available from the websites of Perupetro and MEM and may be available from other official sources of which the Company is unaware. This information is published by Perupetro and MEM outside the control of the Company and may be published in a format different from the format used by the Company to disclose such information, in compliance with SEC and other U.S. regulatory requirements. The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to review the Company's filing with the SEC before making an investment decision. Information obtained from other sources may not comply with the requirements of the SEC or management of the Company. Nothing herein shall be deemed to constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company.

Additionally, the Company's joint venture partner in Block Z-1, Pacific Rubiales Energy Corp. ("PRE"), is a Canadian public company that is not listed on a U.S. stock exchange, but is listed on the Toronto (TSX), Bolsa de Valores de Colombia (BVC) and BOVESPA stock exchanges. As such PRE may be subject to different information disclosure requirements than the Company. Information concerning the Company, such as information concerning energy reserves, may be published by PRE outside of our control and may be published in a format different from the format the Company uses to disclose such information, incompliance with SEC and other U.S. regulatory requirements.

The Company provides such information in the format required, and at the times required, by the SEC and as determined to be both material and relevant by management of the Company. The Company urges interested investors and third parties to consider closely the disclosure in our SEC filings, available from us at 580 Westlake Park Blvd., Suite 525, Houston, Texas 77079; Telephone: (281) 556-6200. These filings can also be obtained from the SEC via the internet at www.sec.gov.

MMBO: Millions of Barrels of Oil, BBL: Barrel of Oil, BOPD: Barrels of Oil per Day, PUDS: Proved Undeveloped Reserves

BPZ Energy Today

BPZ Energy
Developing Energy - Providing Opportunities

Better Positioned to Grow

- Quality Acreage Offshore & Onshore
- Enhanced Operational, Technical, and Financial Resources
- Block Z-1 Transaction
  - ☑ Closed and transferred 49% of license to Pacific Rubiales in 2012
  - ☑ Partnership accelerates Exploration & Development
  - ☑ BPZ share of 2012, 2013, and some if not all of 2014 Capital & Exploratory investment funded
- Peru Committed to Continue Attracting Investment


BLOCK Z-1
TUMBES
Zorritos
BLOCK XIX
Punta Sal
BLOCK XXIII
Ecuador
Peru
TALARA (Refinery)
BLOCK XXII
SULLANA
N
PAITA

Favorable Host Country

BPZ Energy
Developing Energy - Providing Opportunities

Peru

- Promoting New Investments with Social Inclusion
- Investment Grade Ratings
- GDP Growth of 6% per annum through 2017 (IMF)

Peru Oil & Gas Sector

- + 80 Hydrocarbon Contracts in Force
- + 50 Foreign Oil Companies engaged in Oil Exploration & Production
- Net Importer of Oil and Exporter of Gas



Historical & Forecasted Hydrocarbon Production
BOPD
120,000
100,000
80,000
60,000
40,000
20,000
0
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
MMPCD
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Oil
NGLs
Gas

Source: Perupetro

Building Blocks for Success

BPZ Energy
Developing Energy - Providing Opportunities

Z-1

Existing Offshore Production

New Buoyant Platform

New 3D Seismic

2013 Multi-Year Drilling Starts

XIX

Mancora Gas and Heath Oil Potential Onshore

2D Seismic & 3D Planned

XXII

Adjacent to Prolific Oil Fields

New 2D Seismic

Shallow Prospects

XXIII

Mancora Gas Play

Two Oil Plays

2D and 3D Seismic

Block Z-1 Vast Offshore Potential

BPZ Energy
Developing Energy - Providing Opportunities

Block Z-1

2 Producing Oil Fields

CX-15 Corvina Platform Drilling Campaign

18 MMBO Proved Reserves

1 Billion BOE of Prospective Resources

1,600 Sq. Km. of New 3D Seismic

Carry Agreement with Pacific Rubiales

Note: 2011 Reserves and Resources on a 51% net basis

Our Platform for Growth

BPZ Energy
Developing Energy - Providing Opportunities

- First well spud expected in Feb. 2013
- Production and reinjection equipment included
- CX-15 and CX-11 platforms interconnected by subsea pipelines
- 24 drilling slots
- Drilling and completion time 6-8 wks*
- $10 MM-$12 MM drill costs/well*
- 1,000-1,500 bopd avg. IP rates*
- Project economics robust

*Estimated

The New CX-15 Platform



Preparing to Drill

Continue Optimizing Oil Production

BPZ Energy
Developing Energy - Providing Opportunities

Corvina & Albacora Fields

- Gas cap reinjection underway at Corvina has had positive results
  - Opportunity to increase gas injection with CX-15 compressors
  - Opportunity to prove up probable reserves
- Corvina CX-11 workovers to resume in 1Q13
  - Low cost workover rig contracted
- Albacora field
  - Reinjection equipment installed and in operation since 4Q12

Corvina CX-11 Platform





Albacora Platform

1,600 sq. km. 3D Seismic Survey

BPZ Energy
Developing Energy - Providing Opportunities


ECUADOR
PERU
Pacific
Ocean
BARRACUDA
G
22 Miles
WEST
CORVINA
DELFIN
CX11
CX15
MERO
EAST CORVINA
CORVINA-HEATH
PLAY
ALBACORA
BLOCK
Z-1
Zarumilla
TUMBES
Tumbes
River
Zorritos
PIEDRA REDONDA
H
E
D
A
B
C
I
Line 1828
50 Miles
Punta Sal
0 5 10 15 20 25Km.
0 5 10 15Miles
PERU
ECUADOR
LEGEND
3D ACQUIRED SEISMIC AREA
OIL FIELD
GAS FIELD
OIL AND GAS FIELD
LEAD
PLATFORM
BATHYMETRY IN METERS

- Phase I and II completed
- CX-15 platform area covered

Maturing Leads into Prospects


SW
3D Seismic Line 1828
NE
Lead B
Lead A
Lead H
Delfin
Corvina Trend
Albacora
Zorritos Horizon

- Confirmed presence of undrilled structures (with multiple targets)
- Indications of new leads/prospects on trend of previously drilled structures
- 3D shows possible hydrocarbon effects

Maturing Leads into Prospects

BPZ Energy
Developing Energy - Providing Opportunities


NW
3D Diagonal Line
SE
Barracuda
Lead G
Lead H
Piedra Redonda

- Confirmed presence of undrilled structures (with multiple targets)
- Indications of new leads/prospects on trend of previously drilled structures
- Lead G mapped is larger than original expectations

ONSHORE: 100% Working Interests

BPZ Energy
Developing Energy - Providing Opportunities

Block XIX

Mancora Gas and Heath Oil

2D Seismic Completed

New 3D Seismic Planned

Block XXIII

Mancora Gas Play

Two Oil Plays

2D and 3D Seismic

Block XXII

Adjacent to producing oil fields

Pre-existing 2D seismic

New 2D Seismic

Shallow Prospects

Block XIX and XXIII: Regional Setting

BPZ Energy
Developing Energy - Providing Opportunities



AMISTAD
PACIFIC OCEAN
ALBACORA
BLOCK Z1
CORVINA
ZORRITOS
COPE
BLOCK XIX
PIEDRA REDONDA
3D SEISMIC CUBE
BLOCK Z1
BLOCK XXIII
CARPITAS
2D LINE BPZ10XXIII-16
PEÑA NEGRA
LOS ORGANOS
TUNAL
COYONITAS NORTE
CARRIZO
LOBITOS
ECUADOR
PERU
PROVIDENCIA WEST
LA BREA
PROVIDENCIA
BOCA
WEST PORTACHUELO
PORTACHUELO
MIRAMAR
PUEBLO NUEVO - LA ISLA
BLOCK XXII
SCALE
0
25
50Km

Talara Oil Fields have produced >1.7 Billion BBLs of oil to date and are producing ~40,000 bopd currently

Block XXIII – 3D Cube (Based on New 3D Seismic)

BPZ Energy
Developing Energy - Providing Opportunities

Large Anticline with previously drilled wells indicating presence of shallow hydrocarbons



Zorritos Field Area
BLOCK XXIII - XIX BOUNDARY
19Miles
Cardalitos(CD-X-1)
2D PLANE SECTION VIEW OVER CD-X-1 WELL SHOWING STRUCTURE EXTENDING INTO BLOCK XIX
2D PLANE SECTION VIEW OVER ANTICLINE
6Miles
LEGEND
WELLS

Oil Potential in Southern Block XXIII

BPZ Energy
Developing Energy - Providing Opportunities

Multiple structures with shallow oil potential in formations producing oil in Talara Basin

New 2D Seismic Line BPZ10XXIII-16



CMP
1150 1210 1270 1330 1390 1450 1510 1570 1630 1690 1750 1810 1870 1930 1990 2050 2110 2170 2230 2290 2350 2410 2470 2530 2590 2650 2710 2770 2830 2890 2950 3010 3070
CMP
500
1000
1500
2000
2500
3000
3500
ms
5,000'
10,000'



Seismic Line
BPZ10XXIII-16

Major Fault	Eocene (Salinas)
Small Faults	Eocene (Talara)
	Eocene (Verdun)

Block XXII

BPZ Energy
Developing Energy - Providing Opportunities



GALLINAZOS NORTE
GALLINAZOS SUR
JABONILLOS
CANOVITAS
TINAJONES
BLOCK XXII
POCITOS
BPZ10XXII-16
MONTE LIMA - ABEJAS
CARDO GRANDE
SOJO
NOMARA
JIVITO
0 5 10 15 20 25Km.
0 5 10 15Miles

2D Seismic Reveals Basin and Structures

- Structures on both sides of the depocenter
- Thick section of Cretaceous Muerto formation source rock expected in depocenter



BPZ10XXII-16
NE
SW
Time (Secs.)
POCITOS STRUCTURE
0 5 10 Miles
SOJO STRUCTURE
Depth (Feet)
0.0
1.0
2.0
3.0
4.0
0.0
5,000'
10,000'
15,000'
20,000'
Huaypira Fault
CRETACEOUS
BASEMENT

Next Steps Onshore:

Blocks XIX and XXIII

- ☑ Partnering process launched
- ☐ Permitting underway for drilling and seismic
- ☐ Drill best Block XXIII shallow oil / gas prospects
- ☐ Carry out 3D seismic survey in Block XIX

Block XXII

- ☐ Shoot confirmation 2D line extensions in Pocitos prospect as well as Sojo and Jivito leads
- ☐ Obtain drilling permits
- ☐ Drill best prospects

2013 Capital & Exploratory Budget

BPZ Energy
Developing Energy - Providing Opportunities

$ Millions

Onshore		
Contingent shallow drilling at Block XXIII *		$12
Contingent 3D and 2D seismic Blocks XIX and XXII *		$9
Other		$6
	Total	$27
Offshore Block Z-1 (fully carried by Pacific Rubiales)		
CX-15 development drilling (6 wells)		$35
Projects & engineering		$8
Other		$3
Contingent Albacora drilling (2 wells) *		$18
Contingent gas pipeline to shore *		$12
	Subtotal	$76
Exploration		$3
	Total	$79
	(Gross	$154)

*Contingent items - Onshore subject to receipt of necessary permits.
Z-1: Albacora drilling subject to 3D confirmation; Pipeline subject to final review of gas-to-power project.

Drilling Again…

- Drill and Produce from New CX-15 Platform
- Corvina Workovers
- Apply New Seismic Data
  - Contingent Albacora drilling
  - Define Z-1 exploration campaign
- Drill and Develop Block Z-1 Prospects
- Explore Onshore



BLOCK Z-1
Albacora
Barracuda
Delfin
Corvina
TUMBES
BLOCK XIX
Mancora
PACIFIC OCEAN
Los Organos
BLOCK XXIII
ECUADOR
PERU
TALARA (Refinery)
BLOCK XXII
SULLANA
PAITA
Area of Operations
COLOMBIA
ECUADOR
BRAZIL
PERU
BOLIVIA
CHILE
PACIFIC OCEAN
Ongoing 3D Seismic
Existing 3D Seismic
Existing Seismic
N
0 5 10 20 Km.
0 5 10 Miles

… To Grow Production and Reserves!

Commitment to Corporate Citizenship

BPZ Energy
Developing Energy - Providing Opportunities

BPZ Energy

- Awarded distinction as a Socially Responsible Company by Peruvian association **PERU 2021** in association with **Mexican Center of Philanthropy** (CEMEFI). Recognized for implementing best practices that promote the employee quality of life, good community relationship, protection of the environment, and good corporate governance.
- Recognized with the Sustainable Development Award by the Peruvian National Society of Mining, Petroleum and Energy for efforts with respect to environmental protection in the surrounding communities of our operations.
- Children's community library constructed and recently inaugurated in Puerto Pizarro, north of Tumbes to help promote early childhood development and parent participation.

Step by Step Perú

IFC International Finance Corporation World Bank Group

The Global Compact WE SUPPORT

PERÚ 2021

ESR EMPRESA SOCIALMENTE RESPONSABLE

Our Vision

BPZ Energy
Developing Energy - Providing Opportunities

The BPZ team will be recognized for excellence in exploring, developing and producing oil and gas in the Americas.

For additional information please contact:

A. Pierre Dubois

Corporate Investor Relations & Communications

BPZ Energy

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(281) 752-1240

pierre_dubois@bpzenergy.com

www.bpzenergy.com

Appendix - Numbers at a Glance

BPZ Energy
Developing Energy - Providing Opportunities

	2010	2011	Nine Months 2012
Revenues	$ 110	$ 144	$ 98
Operating Loss	$ (61)	$ (12)	$ (39)
EBITDAX	$ 39	$ 52	$ 31
Capital & Exploratory Expenditures	$ 168	$ 89	$ 89
Avg. Oil Sales Price / BBL	$ 73	$ 101	$ 104
Avg. Daily Production BOPD	4,185	3,770	3,424
Proved Oil Reserves MMBO	39	35	
Probable Oil Reserves MMBO	58	59	
Possible Oil Reserves MMBO	54	55	

2012 Annual Avg. Daily Production BOPD	3,310

Notes: (1) 2012 numbers presented on a 100% basis i.e. before the sale of 49% of Block Z-1 to PRE (2) Capital & exploratory expenditures exclude capitalized interest (3) EBITDAX (Earnings Before Interest, Taxes, Depreciation, Amortization and Exploration Expense) is a non-GAAP measure. The Appendix slide to this presentation contains a reconciliation of EBITDAX to the Company's net income (loss), which is the most directly comparable financial measure calculated in accordance with Generally Accepted Accounting Principles (GAAP) in the United States of America. (4) Proved, probable and possible reserve estimates in millions of barrels (MMBO) are for 100% of Block Z-1 reserves based on Netherland Sewell & Associates (NSAI) report.

Appendix – GAAP Reconciliation

BPZ Energy
Developing Energy - Providing Opportunities

Reconciliation of non-GAAP measure

The table below represents a reconciliation of EBITDAX to the Company's net income (loss), which is the most directly comparable financial measure calculated in accordance with generally accepted accounting principles in the United States of America.

Earnings before interest, income taxes, depletion, depreciation and amortization, exploration expense and certain non-cash charges ("EBITDAX") is a non-GAAP financial measure, as it excludes amounts or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements. "GAAP" refers to generally accepted accounting principles in the United States of America. Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing the Company's financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Pursuant to the requirements of Regulation G, whenever the Company refers to a non-GAAP financial measure, it also presents the most directly comparable financial measure presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure and such comparable GAAP financial measure. Management believes that EBITDAX may provide additional helpful information with respect to the Company's performance or ability to meet its debt service and working capital requirements.

	Twelve Months Ended December 31,		Nine Months * Ended Sept. 30	
	2011	2010	2012	2011
	(in thousands)		(in thousands)	
Net loss	$(33,827)	$(59,771)	$(52,932)	$ (2,096)
Interest expense	19,772	11,618	12,592	14,240
Income tax expense (benefit)	2,435	(11,608)	(8,346)	5,191
Depreciation, depletion and amortization expense	38,944	33,755	34,358	27,811
Geological, geophysical and engineering expense	9,315	19,107	33,146	8,290
Dry hole costs	13,082	32,778	-	-
Other expense	-	12,889	2,266	-
(Gain) Loss on derivatives	2,046	-	2,291	1
Loss on extinguishment of debt	-	-	7,318	
EBITDAX	$ 51,767	$ 38,768	$ 30,693	$ 53,437

** Note: Nine-month 2012 numbers reflected on a gross basis, i.e. before 49% sale of Block Z-1 to PRE*